1
SUBORDINATION AGREEMENT
between
LESAKA TECHNOLOGIES PROPRIETARY

LIMITED
(as Term/RCF

Borrower)
and
THE PERSONS LISTED IN
Annexure A
(as Original Subordinated Parties)
and
THE PERSONS LISTED IN
Annexure B
(as Original Obligors)
and
THE PERSONS LISTED IN
Annexure C
(as Original Lenders)
and

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK
DIVISION)
(as Facility Agent)
and
BOWWOOD AND MAIN NO 408 (RF) PROPRIETARY

LIMITED
(as Debt Guarantor)
Exhibit 10.51

i
TABLE

OF CONTENTS
1
PARTIES

................................

................................

................................

...................... 1
2
INTERPRETATION

................................

................................

................................

.....

1
3
BACKGROUND

................................

................................

................................

........... 7
4
SUBORDINATION

................................

................................

................................

....... 8
5
PROOF OF CLAIMS

................................

................................

................................

..

10
6
TURNOVER OF NON-PERMITTED RECOVERIES

................................

.................. 11
7
CONSENTS

................................

................................

................................

................ 12
8
REPRESENTATIONS

................................

................................

................................

.

12
9
WAIVER

OF DEFENCES

................................

................................

........................... 15
10
DEFAULT

INTEREST

................................

................................

................................ 16
11
ADDITIONAL SUBORDINATED PARTIES

................................

............................... 16
12
CHANGES TO THE PARTIES

................................

................................

................... 17
13
STIPULATION FOR THE BENEFIT OF THE ADDITIONAL FINANCE
PARTIES

................................

................................

................................

.................... 18
14
NOTICES

................................

................................

................................

................... 18
15
GENERAL

................................

................................

................................

.................. 23
16
GOVERNING LAW

................................

................................

................................

.... 25
17
ENFORCEMENT

................................

................................

................................

....... 25
ANNEXURES
ANNEXURE
A
- ORIGINAL SUBORDINATED PARTIES
ANNEXURE B
- ORIGINAL OBLIGORS
ANNEXURE C
- ORIGINAL LENDERS
ANNEXURE D
- DOCUMENTS TO BE DELIVERED BY AN ADDITIONAL
SUBORDINATED PARTY
ANNEXURE E
- FORM OF ACCESSION LETTER

1

PARTIES
1.1
The Parties to this Agreement are -
1.1.1
Lesaka Technologies Proprietary Limited (as Term/RCF Borrower);
1.1.2
the persons listed in
Annexure A

(as Original Subordinated Parties);

1.1.3
the persons listed in
Annexure B

(as Original Obligors);
1.1.4
the persons listed in
Annexure C

(as Original Lenders);

1.1.5
FirstRand Bank

Limited (acting

through its

Rand Merchant

Bank division)

(as Facility
Agent); and
1.1.6
Bowwood and Main No 408 (RF) Proprietary Limited (as Debt Guarantor).
1.2
The Parties agree as set out below.
2
INTERPRETATION
2.1
Definitions
In this Agreement, unless the context

indicates a contrary intention,

terms and expressions
defined in the Common Terms Agreement have the

same meaning and the following

words
and

expressions

bear

the

meanings

assigned

to

them

and

cognate

expressions

bear
corresponding meanings -
2.1.1
Accession Date

means in relation to -
2.1.1.1
an Additional

Subordinated Party

that is

an Additional

Guarantor,

the date

on
which

that

Additional

Guarantor

becomes

a

party

to

the

Common

Terms
Agreement

as

an

Obligor

as

contemplated

in

clause

26 (
Changes

to

the
Obligors
) of the Common Terms Agreement;

and
2.1.1.2
an Additional Subordinated Party

that is not

an Additional Guarantor,

the date
on which the

Facility Agent delivers the

notice to the Additional

Subordinated
Party and other Finance Parties as contemplated in clause
11.3;

2.1.2
Accession Letter

in relation to any Additional Subordinated Party that -
2.1.2.1
is also an

Additional Guarantor, has

the meaning given

to the term

"
Accession
Letter
" in the Common Terms Agreement;

or
2.1.2.2
is not an Additional Guarantor,

means an undertaking substantially in the form
as set out in
Annexure E;
2.1.3
Additional Finance Parties

means any person (other than

the Debt Guarantor) who
is

or

becomes

a

Finance

Party

(as

such

term

is

defined

in

the

Common

Terms
Agreement), from time to time, in accordance with the Common Terms Agreement;
2.1.4
Additional Subordinated Parties

means -
2.1.4.1
the Additional Guarantors; and
2.1.4.2
any person

that accedes

and becomes

party to

this Agreement

in accordance

with
clause
11

(
Additional Subordinated Parties
)

as a Subordinated Party;
2.1.5
Agreement

means this subordination agreement, including all annexures hereto;
2.1.6
Common Terms Agreement

means the written common

terms agreement concluded
or to be concluded

on or about the

Signature Date between,
inter alios , the Term/RCF
Borrower,

Holdco,

RMB, Investec and the Debt Guarantor;

2.1.7
Debt

Guarantor

means

Bowwood

and

Main

No

408

(RF)

Proprietary

Limited,
registration

number

2024/200503/07, a

private

company

with

limited

liability

duly
incorporated in accordance with the laws of South Africa;
2.1.8
Facility Agent

means RMB,

acting in its capacity as agent for the

Finance Parties, or
any

replacement

facility

agent

which

has

become

a

party

to

the

Common

Terms
Agreement as the Facility Agent in accordance with the terms of the Common Terms
Agreement;
2.1.9
Finance Parties

means -
2.1.9.1
the Debt Guarantor;

2.1.9.2
the Facility Agent;
2.1.9.3
the Original Lenders; and

2.1.9.4
the Additional Finance Parties;

2.1.10
Holdco

means Lesaka UEPS Technologies, Inc, a Florida corporation;
2.1.11
Investec

means

Investec

Bank

Limited,

registration

number

1969/004763/06,

a
limited liability public company duly incorporated in South

Africa, acting through its
Investment Banking division: Corporate Solutions;

2.1.12
Obligors

means the Original Obligors

and each Additional Guarantor;

2.1.1
Original Lenders

means the persons listed in
Annexure C;
2.1.2
Original Obligors

means the persons listed in
Annexure B;

2.1.3
Original Subordinated Parties

means the persons listed in
Annexure A;
2.1.4
Party

means a party to this Agreement;
2.1.5
Release Date and Time

has the meaning given to the term "
Release Date and Time "
in the Lesaka
Release Agreement;

2.1.6
RMB

means FirstRand Bank

Limited, registration number

1929/001225/06, a limited
liability public

company duly

incorporated in

South Africa,

acting through

its Rand
Merchant Bank division;
2.1.7
Senior Claims

means all and

any claims, whether

actual or contingent,

of the Finance
Parties

of

whatsoever

nature

or

howsoever

arising

against

any

Obligor

under

the
Finance Documents;
2.1.8
Signature

Date

means

the

date

of

signature

of

this

Agreement

by

the

Party

last
signing;
2.1.9
Subordinated

Claims

means

in

relation

to

each

Subordinated

Party,

all

and

any
claims (including, inter alia
, shareholder

loans and

intra-group loans)

of any

nature
whatsoever,

whether actual,

prospective or

contingent, direct

or indirect,

whether a
claim for

the payment

of money

(whether in

respect of

interest, principal

or otherwise)
or otherwise,

which that

Subordinated Party

may now, or in

the future,

have or

acquire
against an Obligor or other member of the Covenant Group;

2.1.10
Subordinated Parties

means the Original Subordinated Parties

and each Additional
Subordinated Party;
2.1.11
Subordination Period

means the

period beginning

on the

Release Date

and Time and
ending on the Final Discharge Date;

and

2.1.12
Term/RCF

Borrower

means Lesaka Technologies

Proprietary Limited, registration
number 2002/031446/07, a

private company

with limited

liability duly incorporated
in accordance with the laws of South Africa.
2.2
Construction
2.2.1
Unless a contrary indication appears, a reference in this Agreement to -
2.2.1.1
the
Facility

Agent
,

any
Finance

Party
,

any
Obligor
,

any
Party
,

any
Subordinated

Party,
the
Debt

Guarantor
or

any

other

person

shall

be
construed

so

as

to

include

its

successors

in

title,

permitted

cessionaries

and
permitted transferees;
2.2.1.2
an amendment

includes

an

amendment, supplement,

novation,

re-enactment,
replacement, restatement or variation and amend, amended

or
amendments

is
to be construed accordingly;
2.2.1.3
assets

includes

businesses,

undertakings,

securities,

properties,

revenues

or
rights of every description and whether present or future, actual or contingent;
2.2.1.4
an authorisation includes authorisation, consent, approval, resolution, licence, permit, exemption, filing, notarisation, lodgement or registration;
2.2.1.5
authority
includes

any

court

or

any

governmental,

intergovernmental

or
supranational

body,

agency,

department

or

any

regulatory,

self-regulatory

or
other authority;
2.2.1.6
a disposal

means

a

sale, transfer,

cession, assignment,

donation,

grant, lease,
licence

or

other

alienation

or

disposal,

whether

voluntary

or

involuntary

and
whether pursuant to a single transaction or a series of transactions, and dispose will be construed accordingly;
2.2.1.7
this Agreement , the
Common Terms

Agreement
, any Finance Document

or
any

other

agreement

or

instrument

includes

(without

prejudice

to

any

prohibition

on

amendments)

all

amendments

(however

fundamental)

to

this
Agreement, the Common Terms Agreement or that Finance Document or other agreement or

instrument, including

any amendment

or novation

providing for
any

increase

in

the

amount

of

the

Facilities

or

any

additional

facility

or
replacement facility;
2.2.1.8
the

use

of

the

word
including
followed

by

specific

examples

will

not

be
construed as limiting the

meaning of the general

wording preceding it, and

the
eiusdem generis

rule must

not be

applied in

the interpretation

of such

general
wording or such specific examples;
2.2.1.9
a person
includes

any

individual,

company,

corporation,

unincorporated
association

or

body

(including

a

partnership,

trust,

fund,

joint

venture

or
consortium), government, state, agency, organisation or other entity whether or not having separate legal personality;
2.2.1.10
a regulation
includes any

regulation, rule,

official directive,

request or

guideline
(whether or not having

the force of law

but, if not having

the force of law, being
of a type with which

any person to which

it applies is accustomed

to comply) of
any

governmental,

inter-governmental

or

supranational

body,

agency,
department or regulatory, self-regulatory or other authority or organisation;
2.2.1.11
a provision of

law is a

reference to that

provision as extended,

applied, amended
or re-enacted, and includes any subordinate legislation;
2.2.1.12
one gender

includes a

reference to

the others;

the singular

includes the

plural
and vice versa
; natural persons include juristic persons and vice versa;

and

2.2.1.13
a time of day is a reference to Johannesburg time.
2.2.2
Clause and Annexure

headings are for

ease of reference

only and do

not in any

way
affect the interpretation of this Agreement.
2.2.3
Unless a

contrary indication appears,

a word

or expression used

in any

notice given
under or in connection with this Agreement has the same meaning in that notice as in
this Agreement.

2.2.4
A Default (other than

an Event of Default) is
continuing
if it has not

been remedied
or waived in writing and an

Event of Default is
continuing if it has not been waived
in writing.
2.2.5
If any provision

in a

definition is

a substantive

provision conferring

rights or

imposing
obligations

on

any

Party,

notwithstanding

that

it

appears

only

in

an

interpretation
clause, effect

shall be

given to

it as

if it

were a

substantive provision

of this

Agreement.
2.2.6
The annexures

to this

Agreement form

an integral

part thereof

and a

reference to

a
clause or an annexure
is a reference

to a clause

of, or an

annexure to, this

Agreement.
2.2.7
The rule of construction that,

in the event of ambiguity, a contract shall

be interpreted
against

the

party

responsible

for

the

drafting

thereof,

shall

not

apply

in

the
interpretation of this Agreement.
2.2.8
The use of the

word
including
followed by specific

examples will not

be construed as
limiting the

meaning of

the general wording

preceding it,

and the
eiusdem generis

rule
must

not

be

applied

in

the

interpretation

of

such

general

wording

or

such

specific
examples.
2.2.9
The expiry or

termination of this

Agreement shall not affect

those provisions of

this
Agreement

that

expressly

provide

that

they

will

operate

after

any

such

expiry

or
termination or

which of

necessity must

continue to

have effect

after such

expiry or
termination, notwithstanding that the clauses themselves

do not expressly provide for
this.
2.2.10
This

Agreement

shall

to

the

extent

permitted

by

applicable law

be

binding

on

and
enforceable

by

the

administrators,

trustees,

permitted

cessionaries,

business

rescue
practitioners or liquidators of the Parties as fully and effectually as if they had signed this

Agreement

in

the

first

instance

and

reference

to

any

Party

shall

be

deemed

to
include such

Party's administrators, trustees,

permitted cessionaries, business

rescue
practitioners or liquidators, as the case may be.
2.2.11
The use of

any expression in

this Agreement

covering a process

available under

South
African law such as winding-up (without limitation) shall, if any of the parties to this
Agreement is

subject to

the law

of any

other jurisdiction,

be construed

as including
any equivalent or analogous proceedings under the law of such other jurisdiction.

2.2.12
Where figures are referred to

in numerals and in

words in this Agreement, if

there is
any conflict between the two, the words shall prevail.
2.2.13
Unless

expressly

otherwise

provided

in

this

Agreement

or

inconsistent

with

the
context,

any

number

of

days

prescribed

in

this

Agreement

must

be

calculated

by
including the first and excluding the last day, unless that last day falls on a day that is
not a Business Day, in which case the last day will instead be the next Business Day.
2.2.14
If any amount paid to a Finance Party under a Finance Document is capable of being avoided

or

otherwise

set

aside

on

the

liquidation

or

administration

of

the

payer

or
otherwise,

then

that

amount

will

not

be

considered

to

have

been

irrevocably
discharged for the purposes of this Agreement.
2.3
Third party rights
2.3.1
Except as expressly

provided for in

this Agreement, no

provision of this

Agreement
constitutes

a

stipulation

for

the

benefit

of

any

person

who

is

not

a

party

to

this
Agreement.

2.3.2
Notwithstanding any term of this Agreement,

the consent of any person who

is not a
party to this Agreement is not required to rescind or vary

this Agreement at any time
except to

the extent

that the

relevant variation

or rescission

(as the

case may

be) relates
directly to the right

conferred upon any applicable third

party under a stipulation

for
the benefit of that party that has been accepted by that third party.
2.4
Facility Agent
Unless

inconsistent

with

the

context

or

a

contrary

indication

appears,

references

to

the
Facility

Agent's

written

consent,

approval

of

or

any

other

similar

action,

decision

or
determination in this Agreement shall be to the Facility Agent acting on the instructions of the

applicable

Finance

Parties

in

accordance

with

the

terms

of

the

applicable

Finance
Documents.
3
BACKGROUND
3.1
The

Obligors

and

the

Finance

Parties

have

entered

into,

or

will

enter

into,

the

Finance
Documents. The Finance Parties require the Subordinated Claims to be subordinated to the
Senior Claims, all on the terms and subject to the conditions set out in this Agreement. The

Subordinated Parties have

agreed to subordinate

the Subordinated Claims in

favour of the
Senior Claims.

3.2
The

Parties

wish

to

record

in

writing

their

agreement

in

respect

of

the

above

matters
ancillary thereto.
4
SUBORDINATION
4.1
Subordination
During

the

Subordination

Period,

each

Subordinated

Party

hereby

irrevocably

and
unconditionally subordinates

its Subordinated Claims in favour of the Senior Claims.

4.2
Undertakings of the Subordinated Parties
4.2.1
In

accordance

with

and

to

give

effect

to

the

subordination contained

in

clause
4.1,
each Subordinated Party agrees that, save as

may otherwise be expressly permitted in
any Finance Document -
4.2.1.1
whether

secured

or

unsecured,

the

Senior

Claims

will

rank

in

priority

to

the
Subordinated Claims;
4.2.1.2
it shall

not demand,

take, claim,

receive or

accept, directly

or indirectly, payment
of any of its Subordinated Claims;
4.2.1.3
it

shall

not

take,

accept

or

receive

the

benefit

of

any

Security,

guarantee,
indemnity or

other assurance

from any

Obligor or

other member

of the

Covenant
Group in respect of its Subordinated Claims;
4.2.1.4
it shall not demand, take,

accept or receive any Distributions

in relation to or on
account of any Subordinated Claim;
4.2.1.5
it shall not obtain

or enforce any

judgment against any

Obligor or other member
of the Covenant Group in any jurisdiction in relation to any of its Subordinated
Claims;
4.2.1.6
it shall not exercise its rights or

powers (or take any steps to

do so) in respect of
any

of

its

Subordinated

Claims

or

otherwise

against

any

Obligor

or

other
member of the Covenant Group;

4.2.1.7
it

shall

not

petition,

or

apply

for

a

vote,

in

favour

of

any

resolution

for

the
winding-up,

sequestration,

business

rescue,

dissolution,

de-registration

or
administration or

any analogous or

similar process

with regard

to any

Obligor
or other member of the Covenant Group;
4.2.1.8
it shall not allow

any Subordinated Claims owed

by and to it

to be evidenced by
a negotiable instrument;
4.2.1.9
it shall not allow any Subordinated

Claims owed by and to it

to be subordinated
to any person other than in accordance with this Agreement;
4.2.1.10
it shall

not take

or omit

to take

any action

which might

impair the

priority or
subordination achieved or intended to be achieved by this Agreement;

4.2.1.11
it shall

not in

any way

dispose of

or encumber

or create

any Security

over its
Subordinated Claims or any part thereof to any person (or agree to do so) other than as contemplated in the Transaction Security;

and
4.2.1.12
it shall not institute

any legal proceedings of any

nature against any Obligor or
other

member

of

the

Covenant

Group,

arising

out

of

any

cause

of

action,

in
relation to any of the Subordinated Claims.
4.2.2
Each Subordinated Party subordinates

the Subordinated Claims to the Senior

Claims
for the

benefit of

the

Finance Parties

so as

to

enable the

Finance Parties

to

receive
preferent payment in relation to the Senior

Claims, ahead of the Subordinated Claims
and so that -
4.2.2.1
the claims of the Finance Parties on account of the

Senior Claims, both present
and future, will rank in preference to its Subordinated Claims; and
4.2.2.2
subject

to

clause
5

(
Proof

of

claims
)

below,

in

the

event

of

the

liquidation
(whether

provisional

or

final),

winding-up,

business

rescue

proceedings,
receivership, de-registration,

dissolution, sequestration

or any

other analogous
or similar

process in

respect of

any Obligor

or other

member of

the Covenant
Group, a Subordinated

Party will not

prove or seek

to prove any

Subordinated
Claims without the prior written consent of the Facility Agent.
4.3
Undertakings of the Obligors

Each Obligor acknowledges

the rights afforded

to the Finance Parties

under this Agreement
in

respect

of

the

Subordinated Claims

and agrees

not to

(and

shall procure

that no

other
Covenant

Group

member

shall),

save

as

may

otherwise

be

expressly

permitted

in

any
Finance Document -
4.3.1
pay or

repay or

make any

Distribution in

respect of

or on

account of,

any Subordinated
Claims owed by it whether in cash or in kind from any source;
4.3.2
allow

any

Subordinated

Claims

owed

by

it

(or

any

other member

of

the

Covenant
Group) in respect

of which Security

has been granted

for the benefit

of any Finance
Party to be discharged;
4.3.3
allow

to

exist

the

benefit

of

any

Security,

guarantee, indemnity

or

other

assurance
against loss in

respect of any Subordinated

Claims owed by it (or

any other member
of the Covenant Group);
4.3.4
allow

any

Subordinated

Claims

owed

by

it

(or

any

other member

of

the

Covenant
Group) to be evidenced by a negotiable instrument;

4.3.5
allow

any

Subordinated

Claims

owed

by

it

(or

any

other member

of

the

Covenant
Group)

to

be

subordinated

to

any

other

person

other

than

in

accordance

with

this
Agreement; or
4.3.6
take

or

omit

to

take

any

action

which

might

impair

the

priority

or

subordination
achieved or intended to be achieved by this Agreement.
5
PROOF OF CLAIMS
5.1
Notwithstanding the provisions of

clause
4

(
Subordination
)
, a Subordinated Party

shall be
entitled to prove or seek to prove claims in respect of any Subordinated

Claims -
5.1.1
with the prior written consent of the Facility Agent; or

5.1.2
in circumstances in which it may otherwise permanently lose its rights to file a claim against any Obligor

(or other member

of the Covenant

Group) if a

claim is not

filed
at that

time (provided that

prior written

notice of such

claim is

given to the

Finance
Parties),

provided that (in both such circumstances) –

5.1.3
such

Subordinated

Party

notifies

the

Facility

Agent

in

writing

of

such

claim

(and
attaches a

copy of

the relevant

claim to

such notification)

not less

than 10

Business
Days prior to filing any such claim;
5.1.4
each Subordinated Party hereby cedes (jointly and severally) in securitatem debiti all
and any rights, title and interest

in and to all and any

amounts received or receivable
by

that

Subordinated

Party

pursuant

to

any

such

claim

to

the

Finance

Parties

as
security for its obligations under the Finance Documents; and

5.1.5
any amount received by such Subordinated Party pursuant to any such claim shall be immediately paid by such Subordinated Party to the Facility Agent for distribution to
the Finance Parties in accordance with the Finance Documents.

5.2
Each

Subordinated

Party

agrees

and

undertakes

that,

in

the

event

that

business

rescue
proceedings

have

commenced

in

relation

to

an

Obligor

(or

any

other

member

of

the
Covenant Group), in accordance with the

provisions of chapter 6 of

the Companies Act, it
shall exercise any voting rights it may have in respect of such Obligor (or other member of the Covenant Group)

strictly in accordance with

the instructions of the

Facility Agent and
that it shall not, to the extent permissible under applicable law -
5.2.1
vote to approve

or oppose a

proposed business rescue

plan in relation

to such business
rescue proceedings

in the

manner contemplated

in section

152(3) of

the Companies
Act;
5.2.2
provide, or call for, a vote of

approval for the preparation

and publication of a revised
business rescue plan as contemplated in section 153(1) of the Companies Act;

or
5.2.3
make

a

binding

offer

to

purchase

the

voting

interests

of

one

or

more

persons

who
opposed adoption of

the business rescue

plan in the

manner contemplated in

section
153(1)(b)(ii) of the Companies Act,
without the prior written consent of the Facility Agent.
6
TURNOVER OF NON-PERMITTED RECOVERIES
6.1
If contrary to the provisions clause
4.2

or clause
4.3
, any Obligor (or any other member of
the Covenant

Group) makes

payment to

any Subordinated

Party and/or

any Subordinated
Party receives

any payment

on account

of its

Subordinated Claim,

then that

Subordinated
Party

shall,

forthwith,

pay

the

amount

of

such

payment

into

a

dedicated,

single-purpose

proceeds bank

account of

that Subordinated

Party held

with a

bank acceptable

to the

Facility
Agent

(a
Proceeds

Account
)

or

as

the

Facility

Agent

may

from

time

to

time

direct

in
writing.

6.2
Each

Subordinated

Party

cedes
in

securitatem

debiti
,

individually

and

collectively,

as

a
continuing general covering

security for the punctual

performance in full

of all the payment
obligations of the Subordinated Parties to

the Finance Parties under this Agreement,

all its
rights and interest in

and to its Proceeds

Account and any monies standing

to the credit of
its Proceeds

Account, which

cession
in securitatem

debiti

the Finance

Parties hereby

accept.
To the

extent necessary, each Obligor and each Subordinated Party hereby consents to any
splitting of claims which may arise as a result of the cession contained in this clause
6.2.
6.3
Each Subordinated Party agrees

that it may not encumber, withdraw

or transfer any amount
from its

Proceeds Account,

except as

required under

this

Agreement or

with the

express
prior consent of the Facility Agent.
7
CONSENTS

Each Subordinated Party hereby -

7.1
irrevocably

and

unconditionally

consents

to

the

entry

into

by

the

Obligors

of,

and

the
implementation of, the terms of this Agreement and each Finance Document;

and

7.2
waives any default or

event of default (however

described) under any document

evidencing
or recording the terms of

any Subordinated Claim, that

has arisen or may arise

as a result of
such entry into by the Obligors of, and the implementation of, the terms of this

Agreement
or any Finance Document.
8
REPRESENTATIONS
Each Original Subordinated Party and

Original Obligor makes the representations

and warranties
set out in

this clause
8

(
Representations
)

to each Finance

Party on the

Signature Date.
A reference
in

this

clause

to

"it"

or

"its"

includes,

unless

the

context

otherwise

requires,

each

Original
Subordinated Party

and Original

Obligor.

The Finance Parties

enter into

this Agreement

on the
strength

of

and

relying

on

the

representations

and

warranties

set

out

in

this

clause
8
(
Representations
)
,

each

of

which

is

a

separate

representation

and

warranty,

given

without
prejudice to any other

representation or warranty and

is deemed to be

a material representation or
warranty (as applicable) inducing the Finance Parties to enter into this Agreement.

8.1
Status
8.1.1
It

is

a

corporation,

duly

incorporated

and

validly

existing

under

the

law

of

its
jurisdiction of incorporation.
8.1.2
It has the power to own its assets and carry on its business as it is being conducted.
8.2
Binding obligations
8.2.1
The

obligations

expressed

to

be

assumed

by

it

in

this

Agreement

are

legal,

valid,
binding and enforceable obligations.
8.2.2
Without

limiting

the

generality

of

clause
8.2.1

above,

this

Agreement

creates

the
Security which this

Agreement purports

to create and

those security interests

are valid
and effective.
8.3
Non-conflict with other obligations
The

entry

into

and

performance

by

it

of,

and

the

transactions

contemplated

by,

this
Agreement and the granting of Security, do not and will not -
8.3.1
conflict with -
8.3.1.1
any law or regulation applicable to it;
8.3.1.2
any of its constitutional documents; or
8.3.1.3
any agreement or instrument binding upon

it or any of its

assets or constitute a
default or termination event

(however described) under any

such agreement or
instrument;

and/or
8.3.2
cause

any

negative

pledge

or

other

restriction

imposed

on

it

to

be

exceeded

or
breached.

8.4
Powers and authority
8.4.1
It has the

legal capacity and

power to

enter into, perform

and deliver,

and has taken
all

necessary

action

to

authorise

its

entry

into,

performance

and

delivery

of,

this
Agreement and the transactions contemplated by this Agreement.
8.4.2
No limit on

its powers will

be exceeded as

a result of

the granting of

the subordination
or giving of indemnities contemplated by this Agreement.
8.5
Authorisations
All authorisations required and any other acts, conditions or things required or desirable -
8.5.1
to enable it

to lawfully to

enter into, exercise

its rights and

comply with its

obligations
under this Agreement;

8.5.2
to make this Agreement admissible in evidence in South Africa; and
8.5.3
to carry on its business

in the ordinary course

and in all material

respects as it is

being
conducted,
have been obtained or effected and are in full force and effect.
8.6
Governing Law and enforcement
8.6.1
The choice

of the

law stated

to be

the governing

law this

Agreement will

be recognised
and enforced in South Africa.
8.6.2
Any judgment obtained in

relation to this

Agreement in the jurisdiction of

the stated
governing law of this Agreement will be recognised and enforced in South Africa.
8.7
Subordinated Claims
8.7.1
Each Subordinated

Party is

the sole

legal and

beneficial owner

of the

Subordinated
Claims owed to it and, with effect from the Release Date and Time, the Subordinated
Claims are

free from

any Security

or option

in favour

of any

person other

than the
Debt Guarantor.
8.7.2
The Subordinated

Claims are

not subject

to any

set-off, counterclaim

or other

defence.

8.8
Finance Documents
It

is

familiar

with

the

relevant

terms,

conditions,

words

and

expressions

in

the

Finance
Documents

that

are

incorporated

into

this

Agreement

(including

all

the

defined

terms
contained

therein

and

utilised

in

this

Agreement)

and

agrees

to

be

bound

by

the

terms
thereof.
8.9
Repetition
The representations

and warranties

set out

in this

clause
8

(
Representations
)

which are

made
by -
8.9.1
the

Original

Subordinated

Parties

and

each

Original

Obligor,

are

deemed

to

be
repeated by reference to the facts and circumstances then existing on the date of each
Utilisation Request, the

date of each

Utilisation and on

the first

day of

each Interest
Period until the Final Discharge Date;

and
8.9.2
each Additional Subordinated

Party, are made on the relevant Accession

Date and are
deemed to be

repeated by reference

to the facts

and circumstances then

existing on the
date of

each Utilisation

Request, the

date of

each Utilisation

and on

the first

day of
each Interest Period until the Final Discharge Date.
9
WAIVER

OF DEFENCES
The

subordination

and

priority

provisions

in

this

Agreement

and

the

obligations

of

the
Subordinated Parties

and Obligors

under this

Agreement will

not be

affected by

any act,

omission,
matter or

thing (whether

or not

known to

the Subordinated

Parties, the

Obligors or

the Finance
Parties) which, but for this clause
9

(
Waiver

of Defences
)
, would reduce, release or prejudice the
subordination of any of those obligations. This includes –

9.1
any time or waiver granted to,

or composition with, any Obligor,

member of the Covenant
Group, or any other person;
9.2
any release of any Obligor,

member of the Covenant Group, or any

other person under the
terms of any composition or arrangement;
9.3
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to
perfect,

take

up

or

enforce,

any

rights

against,

or

Security

over

assets

of,

any

Obligor,
member of the Covenant Group, or any other person;

9.4
any non-presentation or non-observance of

any formality or other requirement

in respect of
any instrument or any failure to realise the full value of any Security;
9.5
any incapacity or lack

of power, authority or legal

personality of or dissolution

or change in
the members or status of

any Obligor,

member of the Covenant Group,

or any other person;
9.6
any amendment of a

Finance Document or any other

document or Security (including

any
extension of the Subordination Period);
9.7
any unenforceability,

illegality or

invalidity of

any obligation

of any

Obligor,

member of
the

Covenant

Group,

or

any

other

person

under

any

Finance

Document

or

any

other
document or Security; or
9.8
any insolvency, business rescue or similar proceedings.
10
DEFAULT

INTEREST
10.1
If a Subordinated

Party fails to

pay any amount

payable by it

under this Agreement

on its
due date, interest

shall accrue on

that overdue amount

from the

due date up

to the date

of
actual payment (both before

and after judgement) at

a rate which is

2.00% higher than the
rate which would have applied if the overdue amount had not become due.

10.2
Any interest accruing under

this clause
10

(
Default Interest
) shall be

immediately payable
by the Subordinated Party on demand by the Facility Agent.
10.3
Interest (if unpaid) on an

overdue amount will be compounded at the

end of each calendar
month, but will remain immediately due and payable.
11
ADDITIONAL SUBORDINATED PARTIES
11.1
During the Subordination Period, if any person (who

is not a Subordinated Party) acquires
any Subordinated Claim

(or part thereof),

becomes a shareholder

of an Obligor, or

advances
any shareholder loan

or other inter-company

loan to any

Obligor after the

Signature Date,
the applicable

Obligor shall

procure that

such person

accedes to

this Agreement

and delivers
to the Facility Agent and the Debt Guarantor -
11.1.1
an

Accession

Letter

agreeing

to

be

bound

by

the

terms

and

conditions

of

this
Agreement as a Subordinated Party; and
11.1.2
in a

form and

substance satisfactory to

the Facility

Agent, all

of the

documents and
other evidence contemplated in
Annexure D,

without delay

and in

any case

on or

before such

person acquires

the applicable

Subordinated
Claim (or

part thereof), becomes

a shareholder of

the applicable Obligor,

or advances

the
applicable shareholder loan or other inter-company loan to the applicable

Obligor.
11.2
During the Subordinated Period, without derogating from the provisions of clause
4.2.1.11
above, in the event that

any Subordinated Claims are disposed by

any Subordinated Party,
that

Subordinated

Party

shall,

save

to

the

extent

that

the

acquirer

of

such

claims

is

a
Subordinated Party,

procure that

the

acquirer of

the Subordinated

Claims accedes

to

this
Agreement and delivers to -
11.2.1
the Facility Agent and the Debt Guarantor, an Accession Letter agreeing to be bound by the terms and conditions of this Agreement as a Subordinated Party;

and
11.2.2
the Facility

Agent,

in a

form and

substance satisfactory to

the Facility

Agent, all

of
the documents and other evidence contemplated in,
Annexure D,
without delay and in any case on the date on which the disposal becomes unconditional.

11.3
The Facility

Agent shall notify

such Additional Subordinated

Party and the

other Finance
Parties as

soon as

reasonably possible

after being

satisfied it

has received

the documents
and other evidence listed in
Annexure D.
11.4
Notwithstanding anything set out herein, the delivery of the documents and evidence listed in
Annexure D

is solely for

the benefit of

the Finance Parties

and the Facility

Agent may,
by notice to

such Additional Subordinated Party and

other Finance Parties, waive

or defer
delivery

of

the

documents

and

evidence

listed

in
Annexure D
,

in

whole

or

in

part,

and
subject to any conditions (if any) as the Facility Agent may determine.

12
CHANGES TO THE PARTIES
12.1
Transfers by the Debt Guarantor
The Debt Guarantor shall

not cede any of

its rights nor delegate

any of its obligations

under
this Agreement without the prior consent of the Facility Agent.
12.2
Transfers by the Finance Parties
Subject to the Common Terms Agreement,

a Finance Party (other

than the Debt Guarantor)
may,

at

its

cost,

cede

its

rights

under

this

Agreement

(either

absolutely

or

as

collateral
Security) to any

person without notice

to, or

the consent

of, the

Obligors or Subordinated

Parties. To

the extent

that a

splitting of

claims arises

as

a result

of the

provisions of

this
clause
12.2

(
Transfers by

the Finance Parties
), each Subordinated Party

and each Obligor
hereby consent to such splitting of claims.
12.3
Transfers by a Subordinated Party or an Obligor
The Subordinated Parties and the Obligors may not cede any of their rights or delegate any of their obligations under this Agreement.

12.4
Additional Subordinated Party
Each

Additional

Subordinated

Party

will

become

a

Subordinated

Party

on

the

relevant
Accession Date.

12.5
Additional Guarantor
12.5.1
Each

person

which

becomes

an

Additional

Guarantor

under

the

Common

Terms
Agreement will become

an Additional Subordinated

Party and an

Obligor as set

out
in the applicable Accession Letter.
12.5.2
An Additional Guarantor will become an Additional Subordinated Party and Obligor under this Agreement on the relevant Accession Date.
13
STIPULATION FOR THE BENEFIT OF THE ADDITIONAL FINANCE PARTIES
The provisions of this

Agreement which confer

benefits upon the

Finance Parties, shall

constitute
stipulations for

the benefit

of any

person becoming

an Additional

Finance Party

in accordance
with the provisions of

the Finance Documents, capable

of acceptance at any

time. To

the extent
that a splitting

of claims arises as

a result of

the provisions of

this clause
13

(
Stipulation for the
benefit

of

the

Additional

Finance

Parties
),

the

Subordinated

Parties

and

the

Obligors

hereby
consent to such splitting of claims.

14
NOTICES
14.1
Communications in writing
Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by email or letter.

14.2
Addresses
The address

and email

address (and

the department

or officer,

if any,

for whose

attention
the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is -
14.2.1
in the case of Holdco -
Physical address:

President Place, Jan Smuts Ave &, Bolton Rd, Rosebank,
Johannesburg, 2196 ;
Email:

XXX with a copy to XXX;
Attention:

Chief Financial Officer - Daniel Smith;
14.2.2
in the case of the Term/RCF Borrower -
Physical address:

President Place, Jan Smuts Ave &, Bolton Rd, Rosebank,
Johannesburg, 2196;
Email:

XXX with a copy to XXX;
Attention:

Chief Financial Officer - Daniel Smith;
14.2.3
in the case

of each Original

Subordinated Party that is

an Obligor and

each Original
Obligor, the address and

other details specified

for the Term/RCF Borrower in
14.2.2;
14.2.4
in

the

case

of

any

Additional

Subordinated

Party

or

any

Additional

Guarantor,

as
specified in its Accession Letter;

14.2.5
in the case of each Original Lenders -
Physical address:

as specified in
Annexure C;
Email:

as specified in
Annexure C;
Attention:

as specified in
Annexure C;
14.2.6
in the case of the Facility Agent -
Physical address:

1

Merchant

Place

-

14th

Floor,

Cnr

Fredman Drive

and
Rivonia Road, Sandton, 2196;

Email:

XXX,

XXX,

XXX,

XXX,

XXX,

XXX,

XXX,
XXX,

XXX;

Attention:

Head of

Transaction Management

- Investment

Banking
Division;
14.2.7
in the case of the Debt Guarantor -
Physical address:

1st

Floor,

Building

15,

Woodlands

Office

Park,

20
Woodlands Drive, Woodmead

2191;
Email:

XXX;
Attention:

the Managing Director;
or any

substitute address

or email

address or

department or

officer as either

Party may

notify
to the other Party by not less than five Business Days' notice.
14.3
Domicilia
14.3.1
Each

Party

chooses

its

physical

address

provided

under

or

pursuant

to

clause
14.2

(
Addresses
) as its domicilium citandi et executandi

at which documents in legal
proceedings in connection with this Agreement may be served.
14.3.2
Either Party may by

written notice to the

other Party change its

domicilium from time
to time

to another

address, not

being a

post office

box or

a poste

restante, in

South
Africa, provided

that any

such change

shall only

be effective

on the

fourteenth day
after deemed receipt of the notice by the other Party under clause
14.4

(
Delivery
).
14.4
Delivery
14.4.1
Any communication or

document made or delivered

by one person

to another under
or

in

connection

with

this

Agreement

will

only

be

effective

when

received

by

the
recipient and, unless the contrary is proved, shall be deemed to be received -
14.4.1.1
if by way of email,

be deemed to have been

received on the first Business Day
following the date of transmission;

14.4.1.2
if delivered by

hand, be deemed

to have been

received at the

time of delivery;
and

14.4.1.3
if by

way of

courier service,

be deemed

to have

been received

on the

seventh
Business Day following the date of such sending,
and provided,

if a

particular department

or officer

is specified

as part

of its

address
details

under

clause
14.2

(
Addresses
),

if

such

communication

or

document

is
addressed to that department or officer.
14.4.2
Any communication or document to

be made or delivered to the

Facility Agent or the
Debt Guarantor will be

effective only when actually received

by the Facility Agent

or
the

Debt

Guarantor and

then

only

if

it

is

expressly marked

for

the

attention of

the
department

or

officer

identified

in

clauses
14.2.6

and
14.2.7
,

respectively

(or

any
substitute department or officer as the Facility Agent or Debt Guarantor shall specify for this purpose).
14.5
Obligors
14.5.1
All communications under this

Agreement to or from

the Term/RCF

Borrower must
be sent through the Facility Agent.

14.5.2
All

communications

under

this

Agreement

to

or

from

an

Obligor

(other

than

the
Term/RCF Borrower)

must be sent through the Term/RCF Borrower.
14.5.3
Each Obligor (other

than the Term/RCF

Borrower)

by its execution

of the Common
Terms

Agreement or

an Accession

Letter has

irrevocably appointed

the

Term/RCF
Borrower (acting through

one or

more authorised

signatories) to act

on its

behalf as
its agent in relation to the Finance Documents and has irrevocably authorised

-
14.5.3.1
the Term/RCF Borrower on

its behalf to

supply all

information concerning

itself
contemplated by this

Agreement to the

Finance Parties and

to give all

notices,
information and instructions to

execute on its behalf

all documents under or

in
connection

with

the

Finance

Documents

(including

any

Accession

Letter),

to
make such agreements and to effect the relevant amendments, supplements and variations

capable

of

being

given,

made

or

effected

by

any

Obligor
notwithstanding that they

may affect the

Obligor, without further

reference to or
the consent of that Obligor; and
14.5.3.2
each Finance Party to

give any notice,

demand or other communication

to that
Obligor pursuant to the Finance Documents to the Term/RCF Borrower,

and in each case the Obligor

shall be bound as though

the Obligor itself had given

the
notices, information and instructions or executed or made the agreements or effected
the amendments, supplements

or variations, or

received the relevant

notice, demand
or other communication.
14.5.4
Every

act,

omission,

agreement,

undertaking,

settlement,

waiver,

amendment,
supplement, variation,

notice or

other communication

given or

made by

the Term/RCF
Borrower

or

given

to

the

Term/RCF

Borrower

under

this

Agreement

on

behalf

of
another Obligor or in

connection with this Agreement

(whether or not known

to any
other

Obligor and

whether occurring

before or

after such

other Obligor

became an
Obligor under this Agreement) shall be binding for

all purposes on that Obligor as if
that Obligor had expressly made, given or concurred with it.
14.5.5
The respective liabilities of

each of the

Obligors under the Finance

Documents shall
not be in any way affected by -
14.5.5.1
any

actual

or

purported

irregularity

in

any

act

done,

or

failure

to

act,

by

the
Term/RCF Borrower;
14.5.5.2
the Term/RCF Borrower acting (or purporting to act) in

any respect outside any
authority conferred upon it by any Obligor; or
14.5.5.3
any actual

or purported

failure by,

or inability

of, the

Term/RCF

Borrower to
inform

any

Obligor

of

receipt

by

it

of

any

notification

under

the

Finance
Documents.
14.5.6
In

the

event

of

any

conflict

between

any

notices

or

other

communications

of

the
Term/RCF

Borrower and

any other

Obligor, those

of the

Term/RCF

Borrower shall
prevail.
14.5.7
Any

communication

given

to

the

Term/RCF

Borrower

in

connection

with

this
Agreement will be deemed to have been given to the other Obligors.
14.5.8
A

Finance

Party

may

assume

that

any

communication

made

by

the

Term/RCF
Borrower

on behalf

of

an Obligor

is made

with the

knowledge and

consent of

that
Obligor.
14.6
Notification of address and email address

As soon as

reasonably practicable

after receipt of

notification of

an address or

email address
or change

of address

or email address

pursuant to

clause
14.2

(
Addresses
)

or changing its
own address or email address, the Facility Agent shall notify the other Parties.
14.7
English language
Any notice or other document

given under or in connection

with this Agreement must be

in
English.
15
GENERAL
15.1
Further assurances
Each Subordinated Party and

each Obligor undertakes

at all times to

do all such things,

to
perform all such acts and to

take all such steps and

to procure the doing of all

such things,
the performance of all such actions and the taking of all such steps as may be open to them and necessary for the putting

into effect or maintenance of

the terms, conditions and import
of this Agreement.
15.2
Whole Agreement
15.2.1
This Agreement

constitutes the whole

of the

agreement between the

Parties relating
to the matters dealt with herein.
15.2.2
This Agreement supersedes and replaces

any and all agreements

between the Parties
(and other

persons, as may

be applicable) and

undertakings given to

or on

behalf of
the Parties (and other persons, as

may be applicable) in relation to

the subject matter
hereof.
15.3
No implied terms
No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in this Agreement.
15.4
Variations to be in writing
No

addition

to

or

variation,

deletion,

or

agreed

cancellation

of

all

or

any

clauses

or
provisions of this Agreement will be of

any force or effect unless in

writing and signed by
the Parties.

15.5
Costs and Expenses
The Subordinated Parties

and the Obligors

shall pay to

the Finance Parties

the amount of

all
costs and

expenses (including

legal fees

on the

scale as

between attorney

and own

client,
whether incurred

before or

after judgment)

incurred by

the Finance

Parties in

connection
with the enforcement of, or the preservation of any rights under, this Agreement.
15.6
Partial Invalidity
If, at any

time, any

provision of

this Agreement

is or becomes

illegal, invalid,

unenforceable
or inoperable in any respect under any law of any jurisdiction,

neither the legality, validity,
enforceability

or

operation

of

the

remaining

provisions

nor

the

legality,

validity,
enforceability or operation of such provision under the law of any other jurisdiction will in any way

be affected

or impaired.

The term
inoperable

in this

clause
15.6

(
Partial Invalidity
)
shall include, without limitation, inoperable by way of suspension or cancellation.
15.7
Provisions severable
All provisions and

the various clauses

of this

Agreement are, notwithstanding the

manner
in

which they

have

been grouped

together

or

linked grammatically,

severable from

each
other. Any provision or clause of

this Agreement which

is or becomes unenforceable

in any
jurisdiction, whether

due to

voidness, invalidity,

illegality,

unlawfulness or

for any

other
reason

whatsoever,

shall,

in

such

jurisdiction

only

and

only

to

the

extent

that

it

is

so
unenforceable, be

treated as
pro

non scripto

and the

remaining provisions

and clauses

of
this

Agreement

shall

remain

of

full

force

and

effect.

The

Parties

declare

that

it

is

their
intention that

this Agreement

would be

executed without

such unenforceable

provision if
they were aware of such unenforceability at the time of execution hereof.
15.8
Rights and remedies
15.8.1
No failure to

exercise, nor any delay

in exercising, on the

part of any

Finance Party,
any

right

or

remedy under

this

Agreement

shall

operate as

a

waiver,

nor

shall any
single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies of each Finance
Party under this Agreement -
15.8.1.1
are cumulative and not exclusive of its rights under the general law;
15.8.1.2
may be exercised as often as the Finance Party requires; and

15.8.1.3
may be waived only in writing and specifically.
15.8.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.
15.9
Extensions and waivers
No latitude, extension

of time or

other indulgence which

may be given

or allowed by

any
Party to any other

Party in respect of the

performance of any obligation or

enforcement of
any right under this Agreement, and no single or partial exercise of any right by any Party, shall be

construed to

be an

implied consent

by such

Party or

operate as

a waiver

or a

novation
of, or otherwise affect any

of that Party’s rights under or

in connection with this

Agreement
or

estop

such

Party

from

enforcing,

at

any

time

and

without

notice,

strict

and

punctual
compliance with each and every provision or term of this Agreement.
15.10
Independent advice
Each

Subordinated

Party

and

Obligor

acknowledges

that

it

has

been

free

to

secure
independent legal and other advice

as to the nature and effect of

all of the provisions of this
Agreement and that

it has either

taken such independent

legal and other

advice or dispensed
with the necessity of

doing so. Further, each Subordinated Party

and Obligor acknowledges
that all of the provisions of

this Agreement and the restrictions

therein contained are part of
the overall intention of the Parties in connection with this Agreement.
15.11
Counterparts
This Agreement

may be

executed in

any number

of counterparts,

and this

has the

same effect
as if the signatures on the counterparts were on a single copy of this Agreement.
16
GOVERNING LAW
This Agreement

and any

non-contractual obligations

arising out

of or

in connection

with it

are
governed by South African law.
17
ENFORCEMENT
17.1
The Parties

hereby irrevocably

and unconditionally

consent to

the non-exclusive

jurisdiction
of the

High Court

of South

Africa, Gauteng

Division, Johannesburg

(or any

successor to
that

division)

in

regard

to

all

matters

arising

from

this

Agreement

(including

a

dispute
relating

to

the

existence,

validity

or

termination

this

Agreement

or

any

non-contractual
obligation arising out of or in connection with this Agreement) ( Dispute ).

17.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and convenient
courts to settle Disputes.

The Parties agree not to argue to the contrary and waive

objection
to this court

on the grounds of

inconvenient forum or otherwise

in relation to

proceedings
in connection with this Agreement.
17.3
Clause
17.1

is for the benefit

of the Finance Parties.

As a result,

no Finance Party shall be
prevented from taking

proceedings relating

to a Dispute

in any other

court with jurisdiction.
To

the extent allowed by

law, the

Finance Parties may take concurrent

proceedings in any
number of jurisdictions.

ANNEXURE

A

- ORIGINAL SUBORDINATED PARTIES
No. Name of Original Subordinated Party
Jurisdiction of
Incorporation
Registration number
(or equivalent, if any)
1. Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
2. Lesaka Technologies, Inc,
State of Florida,
United States
N/A
3. Prism Holdings Proprietary Limited South Africa 1998/018949/07
4. Net1 Finance Holdings Proprietary Limited South Africa 1998/020801/07
5. EasyPay Proprietary Limited South Africa 1983/008597/07
6.
Prism Payment Technologies Proprietary
Limited
South Africa 1990/005062/07
7.
EasyPay Financial Services Proprietary
Limited
South Africa
1998/020799/07
8.
Cash Connect Management Solutions
Proprietary Limited
South Africa 2017/029430/07
9. Deposit Manager Proprietary Limited South Africa 2010/016889/07
10. Cash Connect Rentals Proprietary Limited
South Africa

2009/007139/07

11. Main Street 1723 Proprietary Limited South Africa
2019/300711/07

12. Adumo (RF) Proprietary Limited
South Africa

2017/540380/07
13.
Adumo Management Company Proprietary
Limited

South Africa

2021/147994/07
14.
Adumo Technologies Proprietary Limited

South Africa

2000/029811/07
15. Adumo Payouts Proprietary Limited
South Africa

2005/010672/07
16. Adumo Payments Proprietary Limited
South Africa

2015/427833/07
17. GAAP Point-of-Sale Proprietary Limited
South Africa

1999/003571/07
18. Ovobix (RF) Proprietary Limited
South Africa

2013/068120/07
19. Luxaino 227 Proprietary Limited South Africa 2018/605739/07
20.
K2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07

21. Easypay Cash Proprietary Limited South Africa 2001/028826/07

ANNEXURE

B

- ORIGINAL OBLIGORS
No. Name of Original Subordinated Party
Jurisdiction of
Incorporation
Registration number
(or equivalent, if any)
1. Lesaka Technologies Proprietary Limited South Africa 2002/031446/07
2. Lesaka Technologies, Inc,
State of Florida,
United States
N/A
3. Prism Holdings Proprietary Limited South Africa 1998/018949/07
4. Net1 Finance Holdings Proprietary Limited South Africa 1998/020801/07
5. EasyPay Proprietary Limited South Africa 1983/008597/07
6.
Prism Payment Technologies Proprietary
Limited
South Africa 1990/005062/07
7.
EasyPay Financial Services Proprietary
Limited
South Africa
1998/020799/07
8.
Cash Connect Management Solutions
Proprietary Limited
South Africa 2017/029430/07
9. Deposit Manager Proprietary Limited South Africa 2010/016889/07
10. Cash Connect Rentals Proprietary Limited
South Africa

2009/007139/07
11. Main Street 1723 Proprietary Limited South Africa
2019/300711/07

12. Adumo (RF) Proprietary Limited
South Africa

2017/540380/07
13.
Adumo Management Company Proprietary
Limited

South Africa

2021/147994/07
14.
Adumo Technologies Proprietary Limited

South Africa

2000/029811/07
15. Adumo Payouts Proprietary Limited
South Africa

2005/010672/07
16. Adumo Payments Proprietary Limited
South Africa

2015/427833/07
17. GAAP Point-of-Sale Proprietary Limited
South Africa

1999/003571/07
18. Ovobix (RF) Proprietary Limited
South Africa

2013/068120/07
19. Luxaino 227 Proprietary Limited South Africa 2018/605739/07
20.
K2021477132 (South Africa) Proprietary
Limited
South Africa 2021/477132/07

21. Easypay Cash Proprietary Limited South Africa 2001/028826/07

ANNEXURE

C

- ORIGINAL LENDERS
Name of Original Lender Registration number
Details

for

the

purposes

of

clause
14

(
NOTICES)
FirstRand

Bank

Limited

(acting
through

its

Rand

Merchant

Bank
division) (as

Original Senior

RCF
Lender

and

Original

Senior

Term
Facility Lender)
1929/001225/06 Physical address:
Floor, 1 Merchant Place, C/O

Fredman Dr.
and Rivonia Rd, Sandton, 2196
Email:

XXX
XXX
XXX
XXX
XXX
XXX
XXX
XXX
Attention:

Head

of

Transaction

Management

-
Investment Banking Division
Investec

Bank

Limited

(acting
through

its

Investment

Banking
division:

Corporate

Solutions)

(as
Original

Senior

RCF

Lender

and
Original

Senior

Term

Facility
Lender)
1969/004763/06
Physical address:

100

Grayston

Drive,

Sandown,

Sandton,
Johannesburg, 2196
Email:

XXX;XXX;

XXX

Attention:

Head of Investment Banking
FirstRand

Bank

Limited

(acting
through

its

Rand

Merchant

Bank
1929/001225/06 Physical address:

division)

(as

Original

WCF
Lender)
9th Floor, 1 Merchant Place, C/O

Fredman
Dr. and Rivonia Rd, Sandton, 2196
Email: XXX
Attention: Head of Legal
FirstRand

Bank

Limited

(acting
through its

Wesbank

division) (as
WesBank)
1929/001225/06 Physical address:
WesBank,

Enterprise Road,

Fairland, 2170
Email:

XXX
Attention:

WesBank Legal: ABF and FML

ANNEXURE

D

- DOCUMENTS

TO

BE

DELIVERED

BY

AN

ADDITIONAL
SUBORDINATED PARTY
1
Accession Letter
An Accession Letter,

duly executed by the Additional Subordinated Party.
2
Constitutional documents
A copy of the constitutional documents of the Additional Subordinated

Party.
3
Resolutions
3.1
A copy of a resolution of the board of directors of the Additional Subordinated

Party -
3.1.1
approving the

terms of,

and the

transactions contemplated

by,

the Accession

Letter
and this Agreement and resolving that it execute Accession Letter;
3.1.2
to

the

extent

required

under

the

Companies

Act,

authorising

it,

for

all

purposes
required under sections 45

and/or 46 of the Companies

Act (as applicable), to

provide
the " financial assistance " and to make any " distribution " that may arise as a result of its entry into of this Agreement;
3.1.3
authorising

a

specified

person

or

persons

to

execute

the

Accession

Letter

on

its
behalf; and
3.1.4
authorising a

specified person

or

persons, on

its

behalf, to

sign and/or

despatch all
documents and

notices to

be signed

and/or despatched

by it

under or

in connection
with this Agreement.
3.2
To

the extent

required under the

Companies Act, a

copy of

the special

resolution/s of

the
holders of the

issued shares in

that Additional Subordinated

Party,

approving the granting
of any " financial assistance
" by that Additional Subordinated

Party pursuant to the

Finance
Documents to

which it

is a

party under, and

in compliance

with, section

45 of

the Companies
Act.
3.3
To the extent required by

the Companies

Act, any other

applicable law or

the Constitutional
Documents of that Additional

Subordinated Party, a copy of a

resolution duly passed

by the
holders of the issued shares of that

Additional Subordinated Party, approving the

terms of,
and the transactions contemplated by, the Finance Documents

to which that that Additional
Subordinated Party.

4
Formalities certificate
A formalities certificate of the Additional Subordinated Party addressed to the Facility Agent -
4.1
setting out a specimen of the signature of each person authorised by the resolution referred to

in

paragraph
3

of

this
Annexure D

in

relation

to

the

Finance

Documents

and

related
documents to which it is a party; and
4.2
certifying

that

each

copy

document

relating

to

it

listed

in

this
Annexure D

is

correct,
complete and in full force and effect and has not been amended or superseded.
5
Legal opinions
5.1
A legal opinion of the legal advisers to the Finance Parties, addressed to the Facility Agent for and on

behalf of

the Finance

Parties,

in respect

of the

legality, validity and enforceability
of the Accession Letter.
5.2
A

legal

opinion of

the

legal

advisers to

the

Additional Subordinated

Party in

connection
with the capacity,

powers and authority of

the Additional Subordinated Party

to enter into
and

perform

its

obligations

under

the

Accession

Letter

and

the

due

execution

of

the
Accession Letter.
6
Know your customer requirements
All documentation

required by

the Finance

Parties in

order for

them to

complete all

applicable
know-your-customer or similar procedures, as

required by the Finance Parties

in connection with
the transactions contemplated by the Accession Letter.
7
Other documents and evidence
A

copy

of

any

other authorisation

or

other document,

opinion

or

assurance which

the

Facility
Agent considers to

be necessary or

desirable in connection

with the entry

into and performance
of

the transactions

contemplated by

the

Accession Letter

or

for

the

validity and

enforceability
thereof.

ANNEXURE

E

- FORM OF ACCESSION LETTER
To
:

FIRSTRAND

BANK

LIMITED

(ACTING

THROUGH

ITS

RAND

MERCHANT
BANK DIVISION)

(as Facility Agent)
From:

[
Entity ]

(as Additional Subordinated Party)

20

Dear all,
Subordination Agreement dated [●] (" Agreement ")
1
We refer to the Agreement.

2
This is an Accession Letter

and terms used in this Accession

Letter have the same

meanings as in
the Agreement.

3
[ Entity ]

agrees,

with

effect

from

the

date

of

this

Accession

Letter,

to

become

an

Additional
Subordinated Party

under the

Agreement and

to

be bound

by the

terms of

the Agreement

as a
Subordinated Party pursuant to with clause
10

(
DEFAULT

INTEREST
)

of the Agreement.
4
[ Entity ]

is a company duly incorporated under the laws of [name of relevant jurisdiction].
5
For the

purposes of

clause
14.2.4

of the

Agreement,
[ Entity ]

administrative details

are as

follows –

Address:

[
● ];
Email Address:

[
● ];
For the attention of:

[
● ].
6
This Accession Letter is a Finance Document.
7
This Accession Letter may

be executed in any

number of counterparts. This has

the same effect
as if the signatures on the counterparts were on a single copy of this Accession

Letter.
8
This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by South African law.

Signed at

on

20___

for
[●] PROPRIETARY LIMITED

(as
Additional Subordinated Party)
Signature
Name of Signatory
Designation of Signatory

Accepted by the Facility Agent:

Accepted this the

day of

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)

(in its capacity as
Facility Agent )
Signature
Name of Signatory
Designation of Signatory

Accepted by the Debt Guarantor:

Accepted this the

day of

2025

for
BOWWOOD AND MAIN NO 408 (RF)
PROPRIETARY LIMITED

(in its capacity
as Debt Guarantor )
Signature
Name of Signatory
Designation of Signatory

SIGNATURE PAGES
Signed at CAPE TOWN

on 27 February

2025

for
LESAKA TECHNOLOGIES
PROPRIETARY LIMITED (in its capacity
as obligors' agent, Term/RCF Borrower ,
Original Subordinated Party

and
Original
Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
CASH CONNECT MANAGEMENT
SOLUTIONS PROPRIETARY LIMITED
(in its capacity as Original Subordinated
Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
EASYPAY

FINANCIAL SERVICES
PROPRIETARY LIMITED

(in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at Parkhurst

on 27 February

2025

for
LESAKA TECHNOLOGIES INC (in its
capacity as Original Subordinated Party
and Original Obligor )
/s/ Daniel Smith
Signature
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
PRISM HOLDINGS PROPRIETARY
LIMITED (in its capacity as Original
Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
NET1 FINANCE HOLDINGS
PROPRIETARY LIMITED (in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
EASYPAY

PROPRIETARY

LIMITED
(in
its capacity as Original Subordinated Party
and Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
PRISM PAYMENT

TECHNOLOGIES
PROPRIETARY LIMITED (in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at JHB

on 27/02/2025

2025

for
DEPOSIT MANAGER PROPRIETARY
LIMITED (in its capacity as Original
Subordinated Party

and
Original Obligor )
/s/ Steven John Heilbron
Signature
Steven John Heilbron
Name of Signatory
Director
Designation of Signatory

Signed at JHB

on 27/02

2025

for
CASH CONNECT RENTALS
PROPRIETARY LIMITED (in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Steven John Heilbron
Signature
Steven John Heilbron
Name of Signatory
Director
Designation of Signatory

Signed at CAPE TOWN

on 27 February

2025

for
MAIN STREET 1723 PROPRIETARY
LIMITED (in its capacity as Original
Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at Parkhurst

on 27 February

2025

for
ADUMO (RF) PROPRIETARY LIMITED
(in its capacity as Original Subordinated
Party

and
Original Obligor )
/s/ Daniel Smith
Signature
Daniel Smith
Name of Signatory
Group Chief Financial Officer
Designation of Signatory

Signed at Cape Town

on 27 February

2025

for
ADUMO MANAGEMENT COMPANY
PROPRIETARY LIMITED

(in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Grant Michael Manicom
Signature
Grant Michael Manicom
Name of Signatory
Director
Designation of Signatory

Signed at Cape Town

on 27 February

2025

for
ADUMO TECHNOLOGIES
PROPRIETARY LIMITED

(in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Grant Michael Manicom
Signature
Grant Michael Manicom
Name of Signatory
Director
Designation of Signatory

Signed at Cape Town

on 27/02/2025

2025

for
ADUMO PAYOUTS

PROPRIETARY
LIMITED

(in its capacity as
Original
Subordinated Party

and
Original Obligor )
/s/ Stephen John Mallaby
Signature
Stephen John Mallaby
Name of Signatory
Director
Designation of Signatory

Signed at Cape Town

on 27 February

2025

for
ADUMO PAYMENTS

PROPRIETARY
LIMITED

(in its capacity as
Original
Subordinated Party

and
Original Obligor )
/s/ Grant Michael Manicom
Signature
Grant Michael Manicom
Name of Signatory
Director
Designation of Signatory

Signed at Durban

on 27 February

2025

for
GAAP POINT-OF-SALE PROPRIETARY
LIMITED

(in its capacity as
Original
Subordinated Party

and
Original Obligor )
/s/ Irshaad Essa
Signature
Irshaad Essa
Name of Signatory
Financial Director
Designation of Signatory

Signed at JHB

on 27/02/2025

2025

for
OVOBIX (RF) PROPRIETARY LIMITED
(in its capacity as Original Subordinated
Party

and
Original Obligor )
/s/ Steven John Heilbron
Signature
Steven John Heilbron
Name of Signatory
Director
Designation of Signatory

Signed at CAPE TOWN

on February 27

2025

for
LUXAINO 227 PROPRIETARY
LIMITED

(in its capacity as
Original
Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on February 27

2025

for
K2021477132 (SOUTH AFRICA)
PROPRIETARY LIMITED

(in its capacity
as Original Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at CAPE TOWN

on February 27

2025

for
EASYPAY

CASH
PROPRIETARY
LIMITED

(in its capacity as
Original
Subordinated Party

and
Original Obligor )
/s/ Naeem Ebrahim Kola

Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory

Signed at Sandon

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)
(in its capacity as Original Senior RCF
Lender

and
Original Senior Term Facility
Lender )
/s/ Kedy Mazibuko

Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni

Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at Sandon

on 27 February

2025

for
INVESTEC BANK LIMITED (ACTING
THROUGH ITS INVESTMENT
BANKING DIVISION: CORPORATE
SOLUTIONS)
(in its capacity as Original Senior RCF
Lender

and
Original Senior Term Facility
Lender )
/s/ Kerry Caldwell
Signature
Kerry Caldwell
Name of Signatory
Authorised signatory
Designation of Signatory
/s/ Sean Rule
Signature
Sean Rule
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at JHB

on 27 Feb 25

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)
(in its capacity as Original WCF Lender )
/s/ Wally Laurens
Signature
Wally Laurens
Name of Signatory
Authorised
Designation of Signatory
/s/ Kedy Mazibuko

Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory

Signed at JOHANNESBURG

on 28/02/25

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH WESBANK DIVISION)
(in its capacity as WesBank )
/s/ Sharon Bekker
Signature
Sharon Bekker
Name of Signatory
Sales Manager
Designation of Signatory
Signature
Name of Signatory
Designation of Signatory

Signed at Sandton

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)
(in its capacity as Facility Agent )
/s/ Kedy Mazibuko

Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni

Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

Signed at Woodmead

on 27 February

2025

for
BOWWOOD AND MAIN NO 408 (RF)
PROPRIETARY LIMITED

(in its capacity
as Debt Guarantor )
/s/ Phillemon Ledwaba

Signature
Phillemon Ledwaba
Name of Signatory
Duly Authorised
Designation of Signatory